                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-64104 on Form S-8 of our reports dated February 27, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended January 31, 1998.





DELOITTE & TOUCHE LLP

Omaha, Nebraska
January 11, 1999